0 Array Technologies 1Q 2024 Earnings Call May 9, 2024

1 Disclaimer Forward-Looking Statements and Other Information This presentation contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our projected future results of operations, sales volume, and industry and regulatory environment. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” "seek," “should,” “will,” “would” or similar expressions and the negatives of those terms. Array’s actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in growth or rate of growth in demand for solar energy projects; competitive pressures within our industry; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; a failure to maintain effective internal controls over financial reporting; a further increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system; electric utility industry policies and regulations, and any subsequent changes, may present technical, regulatory and economic barriers to the purchase and use of solar energy systems, which may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of additional duties, tariffs and other charges or restrictions on imports and exports; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including the military conflict in Ukraine and Russia, the Israel-Hamas war, attacks on shipping in the Red Sea and rising inflation and interest rates; changes in the global trade environment, including the imposition of import tariffs or other import restrictions; our ability to convert our orders in backlog into revenue; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary right; significant changes in the cost of raw materials; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; our ability to obtain key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information; failure to implement and maintain effective internal controls over financial reporting; risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises, such as the COVID-19 pandemic, which could have a material and adverse effect on our business, results of operations and financial condition; changes to tax laws and regulations that are applied adversely to us or our customers, which could materially adversely affect our business, financial condition, results of operations and prospects, including our ability to optimize those changes brought about by the passage of the Inflation Reduction Act; and the other risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K and other documents on file with the SEC, each of which can be found on our website www.arraytechinc.com. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Non-GAAP Financial Information This presentation includes certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, and Free Cash Flow. We define Adjusted Gross Profit as Gross Profit plus (i) developed technology amortization and (ii) other costs. We define Adjusted EBITDA as net income (loss) to common shareholders plus (i) other (income) expense, (ii) foreign currency transaction (gain) loss, (iii) preferred dividends and accretion, (iv) interest expense, (v) income tax (benefit) expense, (vi) depreciation expense, (vii) amortization of intangibles, (viii) amortization of developed technology, (ix) equity-based compensation, (x) change in fair value of contingent consideration, (xi) certain legal expenses, (xii) certain acquisition costs, and (xiii) other costs. We define Adjusted Net Income as net income (loss) to common shareholders plus (i) amortization of intangibles, (ii) amortization of developed technology, (iii) amortization of debt discount and issuance costs (iv) preferred accretion, (v) equity-based compensation, (vi) change in fair value of contingent consideration, (vii) certain legal expenses, (viii) certain acquisition costs, (ix) other costs, and (x) income tax (benefit) expense of adjustments. We define Free Cash Flow as Cash provided by (used in) operating activities less purchase of property, plant and equipment. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included within this presentation. We calculate net income (loss) per share as net income (loss) to common shareholders divided by the basic and diluted weighted average number of shares outstanding for the applicable period and we define Adjusted Net Income per share as Adjusted Net Income (as detailed above) divided by the basic and diluted weighted average number of shares outstanding for the applicable period. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures. Market and Industry Data This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

2 Business Update Kevin Hostetler, CEO

3 Executive Summary (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure (2) 1Q24 gross profit, adj. gross profit, net loss, Adj. EBITDA inclusive of one-time $4 million supplier settlement benefit $376.8 $153.4 1Q23 1Q24 ($M) Revenue $97.5 $55.1 $101.2 $58.7 1Q23 1Q24 Gross Profit Adj. Gross Profit 38.3% 35.9% 26.9% 25.9% $17.2 ($11.3) $67.0 $26.2 1Q23 1Q24 Net Income (Loss) Adj. EBITDA $45.8 $47.5 $41.9 $45.1 1Q23 1Q24 Op. Cash Flow Free Cash Flow 17.8% 17.1% 4.6% (7.4%) Gross Profit, Adj. Gross Profit(1) Gross Margin, Adj. Gross Margin(1) Net Income (Loss), Adj. EBITDA(1) Net Income (Loss), Adj. EBITDA Margin(1) Operating Cash Flow, Free Cash Flow(1) (2) (1) (2)

Business Update and Market Dynamics

Orderbook Trending


$1.7B
$1.6B
$1.8B
$2.1B
2Q 2023
3Q 2023
4Q 2023
1Q 2024

ARRY Market Dynamics

- Maintaining strong bookings momentum – cumulative bookings of $1.8 billion over last four quarters
- Orderbook contains diverse customer mix including Utilities/IPPs, developers, and EPCs, with >80% Tier 1 customers
- Continued high-probability pipeline growth supported by expanded product, software, and service offerings
- Persisting strength in Brazil, latest version of H250 gaining traction internationally
- Customer pushouts related to permitting and interconnection, supply chain delays on long lead time equipment, and timing of financing contributing to soft 1H 2024 revenue

4

ARRAY

5 New Albuquerque Facility Groundbreaking

SmarTrack™ Hail Alert Response Launch

Proactive Hailstorm Protection

- Launched patented Hail Alert Response system designed to autonomously protect solar assets from hail damage

Automated Response
Utilizing reliable weather data, our system automatically moves modules to a defensive position when a potentially damaging hailstorm is predicted to impact a site.

Insurance Benefits
Meets insurance providers' risk management requirements, potentially leading to lower premiums or better coverage options.

Secure Communication
All communication between the SmarTrack Data Platform and the on-site SmarTrack Controller is encrypted.

Timely Alerts
System starts to move 30 minutes prior to high probability predicted hail to ensure modules are ready in a defensive position at the time of the event.

Array SmarTrack™ Hail Alert Response



Weather Service
[SMARTRACK DATA PLATFORM]
Storm Checker
Storm Analyzer
Stow Decision
SmarTrack Controller
Stow Command
Tracker Controller(s)
[CUSTOMER SITE PERIMETER]

Easily implemented on any existing or new **DuraTrack™** or **OmniTrack™** System

Robust protection from the increasing frequency and unpredictability of hailstorms

6

ARRAY

7 Benefits of ARRY Passive Wind Stow Technology Energy savings range up to 4.3% annually based on location and wind behavior – the windier the conditions, the greater the savings Passive stow technology is mechanical – it does not rely on software, anemometers, or other equipment to stow during wind events Tracker is secured at every pile so each row can be longer, resulting in lower cost for the site; fewer sensor and electronics also means fewer failure modes and lower O&M costs Tracker moves to safe stow position in less than 3 seconds Passive Stow Active stowing uses a more conservative approach, stowing more often than required, resulting in higher losses in energy production Active stow technology relies on unique software algorithms to predict when the tracker should go into stow position based on external devices; if a wind sensor fails, stow will not occur and results could be catastrophic Most active stow systems are secured only at the center of the row, resulting in high torsional forces and higher risk of torsional galloping during wind events Stow time can vary with active stow, but typically takes tracker several minutes to get to safe stow position, resulting in increased risk of damage during that time Active Stow Passive stow results in optimized energy production with greater reliability vs. an active stow system Independent report by DNV verifies energy losses from passive stow are lower than the active stow strategies Energy Production Tracker System Safety Tracker Lifetime Cost & Integrity Time to Stow Find more information here

8 Financial Update Kurt Wood, CFO

9 Three Months Ended March 31, ($ in millions, except EPS Data) 2024 2023 Y/Y Revenue $153.4 $376.8 ($223.4) Gross margin(1) 35.9% 25.9% + 1000 bps Net income (loss) to Common Shareholders(1) ($11.3) $17.2 ($28.5) Diluted EPS(1) ($0.07) $0.11 ($0.18) Adjusted gross margin(1)(2) 38.3% 26.9% +1140 bps Adjusted EBITDA(1)(2) $26.2 $67.0 ($40.8) Adjusted net income(1)(2) $9.0 $39.6 ($30.6) Adjusted, diluted EPS(1)(2) $0.06 $0.26 ($0.20) Free Cash Flow(2) $45.1 $41.9 +$3.2 1Q 2024 Financial Results 1Q Snapshot Y/Y Comparison (1) All 1Q24 profitability metrics inclusive of one-time $4 million supplier settlement benefit (2) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure ► Revenue down 59% primarily from lower volumes and ASP decline on lower input costs ► Adjusted gross margin increased to 38.3% from 26.9% driven by recognition of 45X benefit, one-time $4 million legal settlement benefit, and structural cost enhancements ► Adjusted EBITDA of $26.2M, compared to $67.0M in the prior year period driven by lower revenue base, partly offset by improved gross margin performance ► Free cash flow of $45.1M up 8% driven by improved collections and customer deposits

10 Reaffirming Full Year 2024 Guidance Full Year Ending December 31, 2024 Revenue $1.25 billion to $1.40 billion Adjusted EBITDA(1) (2) $285 million to $315 million Adjusted net income per common share(1) (2) $1.00 to $1.15 (1) Guidance includes retained benefits related to Inflation Reduction Act torque tube manufacturing 45X tax credits (2) A reconciliation of projected adjusted gross margin, adjusted EBITDA and adjusted net income per share, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2023 outlook, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results. Note: Guidance excludes any potential impact from the recent AD/CVD petitions Planning Assumptions ► Second quarter revenue of $225 - $235 million ► Adjusted GM% in the low 30s, inclusive of retained torque tube 45X benefit ► Adjusted G&A between $33 million - $35 million per quarter

11 Appendix

12 Adjusted Gross Profit Reconciliation ($ in thousands) Three Months Ended March 31, 2024 2023 Revenue 153,403 376,773 Cost of revenue 98,313 279,233 Gross profit 55,090 97,540 Amortization of developed technology 3,639 3,639 Adjusted gross profit 58,729 101,179 Adjusted gross margin 38.3% 26.9%

13 Adjusted EBITDA Reconciliation (a) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the Company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the court on May 19, 2023, and (iii) other litigation. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) For the three months ended March 31, 2024, other costs represent costs related to Capped-Call treatment evaluation for prior year. ($ in thousands) Three Months Ended March 31, 2024 2023 Net income $ 2,165 $ 29,635 Preferred dividends and accretion 13,502 12,484 Net (loss) income to common shareholders $ (11,337) $ 17,151 Other expense, net (4,494) (1,425) Foreign currency loss 499 194 Preferred dividends and accretion 13,502 12,484 Interest expense 8,940 10,731 Income tax expense 1,304 8,323 Depreciation expense 883 612 Amortization of intangibles 9,254 10,282 Amortization of developed technology 3,639 3,639 Equity-based compensation 4,020 3,340 Change in fair value of contingent consideration (735) 1,338 Certain legal expenses (a) 730 303 Other costs (b) 42 — Adjusted EBITDA $ 26,247 $ 66,972

14 Adjusted Net Income Reconciliation (a) Represents certain legal fees and other related costs associated with (i) action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets for which a judgement has been entered in our favor, (ii) actions filed against the Company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933, which litigation was dismissed with prejudice by the court on May 19, 2023, and (iii) other litigation. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) For the three months ended March 31, 2024, other costs represent costs related to Capped-Call treatment evaluation for prior year. (c) Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax. ($ in thousands) Three Months Ended March 31, 2024 2023 Net income $ 2,165 $ 29,635 Preferred dividends and accretion 13,502 12,484 Net (loss) income to common shareholders $ (11,337) $ 17,151 Amortization of intangibles 9,254 10,282 Amortization of developed technology 3,639 3,639 Amortization of debt discount and issuance costs 1,552 2,826 Preferred accretion 6,665 6,135 Equity based compensation 4,020 3,340 Change in fair value of contingent consideration (735) 1,338 Certain legal expenses (a) 730 303 Other costs(b) 42 — Income tax expense of adjustments(c) (4,852) (5,451) Adjusted net income $ 8,978 $ 39,563

15 Adjusted EPS Reconciliation ($ in thousands, except per share amounts) Three Months Ended March 31, 2024 2023 (Loss) income per common share Basic $ (0.07) $ 0.11 Diluted $ (0.07) $ 0.11 Weighted average number of common shares outstanding Basic 151,351 150,607 Diluted 151,351 151,795 Adjusted net income per common share Basic $ 0.06 $ 0.26 Diluted $ 0.06 $ 0.26 Weighted average number of common shares outstanding Basic 151,351 150,607 Diluted 152,243 151,795

16 Free Cash Flow Reconciliation ($ in thousands) Three Months Ended March 31, 2024 2023 Net cash provided by operating activities 47,502 45,816 Purchase of property, plant and equipment (2,396) (3,883) Free cash flow 45,106 41,933